          As filed with the Securities and Exchange Commission on July 20, 1998.

                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                        JULY 20, 1998 (JULY 20, 1998)


                                MEDAREX, INC.
            (Exact name of registrant as specified in its charter)


NEW JERSEY                      0-19312                     22-2822175
(State or other jurisdiction    (Commission                (IRS Employer
    of incorporation)           File Number)               Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY 08801-0953
                   (Address of Principal Executive Offices

      Registrant's telephone number, including area code: (908) 713-6001


                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

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                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K


Item 5.         Other Events.............................................  3

Item 7.         Financial Statements and Exhibits........................  4

Signature       .........................................................  5

        Item 5.         Other Events.

        On June 11, 1998, BCC Acquisition I LLC, a Delaware limited liability company ("BCC") formed between Bay City Capital Fund I, L.P., an affiliate of Bay City Capital LLC, and various Pritzker family business interests, made an offer (the "Offer") to former shareholders (the "Holders") of GenPharm International, Inc. ("GenPharm"), to purchase the contingent payment rights (the "Rights) of such Holders to receive the remainder of the merger consideration (currently, $44,412,500) payable by Medarex, Inc., a New Jersey corporation ("Medarex"), in connection with Medarex's acquisition of GenPharm in October 1997. Under the terms of the Offer, BCC would purchase any or all of the Rights from the Holders at a 20% discount from the face value of the Rights. The Offer is contingent on at least $22,206,250 (or 50%) of the Rights being tendered for purchase. The complete terms and conditions of the Offer are set forth in the Offer to Purchase attached as Exhibit A to the Rights Exchange Agreements dated June 10, 1998 (the "Rights Exchange Agreement"), between Medarex and BCC. The Rights Exchange Agreement was filed with the Securities and Exchange Commission as Exhibit 10.81 to Medarex's Current Report on Form 8-K dated June 12, 1998.

        On July 20, 1998 Medarex and BCC announced that BCC had extended the Offer. Under the terms of the extension, the Offer and any related withdrawal rights will expire 12:00 Midnight, New York City Time, on Friday, July 24, 1998, unless further extended.

        On July 20, 1998, Medarex also announced that on July 9, 1998, the Federal Trade Commission granted early termination of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        The press release announcing the extension of the Offer and the early termination of the Hart-Scott-Rodino waiting period is filed herewith as
Exhibit 99.1.

        This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the consummation of the Offer and the transactions contemplated by the Rights Exchange Agreement, receipt of future payments, the continuation of business partnerships, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

        Item 7.         Financial Statements and Exhibits.
                (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number          Description of Exhibit
-------         ----------------------

99.1            Press release dated July 20, 1998.



                                       3






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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MEDAREX, INC.
                                                     Registrant


                Date:  July 20, 1998                 By:/s/ Donald L. Drakeman
                                                        ----------------------
                                                            Donald L. Drakeman
                                                            President and Chief
                                                            Executive Officer










                                       4

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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                                 Page
Number                          Description                            Number
-------                         -----------                            ------

99.1         Press release dated July 20, 1998.










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